SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) MAY 25, 2000
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                              QUINTUS CORPORATION
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               (Exact name of Registrant as Specified in Charter)

          Delaware                                              77-0021612
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(State or Other Jurisdiction         (Commission File          (IRS Employer
       of Incorporation)                  Number)            Identification No.)

47212 MISSION FALLS COURT, FREMONT, CALIFORNIA                    94539
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code        (510) 624-2800
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

     On May 18, 2000, the Registrant completed the acquisition of all of the equity interests of Mustang.com, Inc. for approximately 6.1 million shares of its common stock. Each outstanding share of Mustang.com common stock was converted into 0.793 shares of the Registrant's common stock. Mustang.com is a provider of e-mail management solutions, and the purchase included all assets, property, plant and equipment used in the business. The transaction was accounted for as a purchase.

     A copy of the press release dated May 18, 2000 is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired. Pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended, the Registrant hereby incorporates by reference the consolidated financial information of Mustang.com included in the Registrant's registration statement on Form S-4 filed with the Commission on March 28, 2000, as amended on April 11, 2000 and declared effective on April 11, 2000 (File No. 333-33422) (the "Registration Statement").

     (b) Pro Forma Financial Information. Pursuant to Rule 12b-23 of the Exchange Act, the Registrant hereby incorporates by reference the pro forma combined financial information of the Registrant included in its Registration Statement previously filed with the Commisson.

     (c) Exhibits.

     2.01 Agreement and Plan of Merger and Reorganization dated February 25, 2000, between Quintus Corporation and Mustang.com, Inc.

     2.02 First Amendment to Agreement and Plan of Merger dated May 8, 2000, between Quintus Corporation and Mustang.com, Inc.

     2.03 Addition of Party to Agreement and Plan of Merger dated May 9, 2000, among Quintus Corporation, Mustang.com, Inc. and Mustang.com Acquisition Corporation.

     99.1 Press Release dated May 18, 2000.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            QUINTUS CORPORATION


                                            By: /s/ Susan Salvesen
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                                               Name:  Susan Salvesen
                                               Title: Chief Financial Officer

May 25, 2000


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                                 EXHIBIT INDEX

Exhibit                            Description
-------                            -----------
2.01                               Agreement and Plan of Merger
                                   and Reorganization dated
                                   February 25, 2000 between
                                   Quintus Corporation and
                                   Mustang.com, Inc.

2.02 First Amendment to Agreement and Plan of Merger dated May 8, 2000, between Quintus Corporation and Mustang.com, Inc.

2.03 Addition of Party to Agreement and Plan of Merger dated May 9, 2000, among Quintus Corporation,
                                   Mustang.com, Inc. and Mustang.com
                                   Acquisition Corporation

99.1                               Press Release dated May 18, 2000.


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